BERRY PLASTICS CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                                      OF
            12{1}/{4}% SERIES B SENIOR SUBORDINATED NOTES DUE 2004

          As set forth in the Prospectus dated January __, 1999 (the "Prospectus"), of Berry Plastics Corporation (the "Company") under the caption "The Exchange Offer - Guaranteed Delivery Procedures," this form must be used to accept the Company's offer to exchange its 12{1}/{4}% Series C Senior Subordinated Notes due 2004 (the "New Notes") for an equal principal amount of its 12{1}/{4}% Series B Senior Subordinated Notes due 2004 (the "Old Notes"), by Holders who wish to tender their Old Notes and
(i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or an Agent's Message (as defined in the Prospectus) and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date. This form must be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than the Expiration Date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                          THE EXCHANGE AGENT IS:
                  UNITED STATES TRUST COMPANY OF NEW YORK

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   BY REGISTERED OR CERTIFIED MAIL:		  BY FACSIMILE: 		   		BY HAND BEFORE 4:30 P.M.:
   United States Trust Company of New York  (212)780-0592                       United States Trust Company of New York
   P.O. Box 843                             Attention: Customer                 111 Broadway
   Cooper Station                           Service                             New York, New York 10006
   New York, New York 10276                                                     Attention: Lower Level Corporate Trust Window
   Attention: Corporate Trust Services




                                            CONFIRM BY TELEPHONE TO:           BY OVERNIGHT COURIER AND BY HAND AFTER 4:30 P.M.
						        (800) 548-6565                      P.M. ON THE EXPIRATION DATE:

                                                                               United States Trust Company of New York
                                                                               770 Broadway, 13th Floor
                                                                               New York, New York  10003
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DELIVERY  OF  THIS  INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH  ABOVE  OR
TRANSMISSION VIA A FACSIMILE  NUMBER  OTHER  THAN THE ONE LISTED ABOVE WILL NOT
CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

          The undersigned hereby tenders for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures."

          The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on February __, 1999, unless extended by the Company. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on February __, 1999, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

          All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.


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       SIGNATURE                               Principal Amount of Old Notes
X                   Date:                      Tendered (must be in integral
                                               multiples of $1,000):  $
X                   Date:
Signature(s) of Registered Holder(s)
 or Authorized Signatory                       Certificate Number(s) of Old Notes (if
                                                                available):
Area Code and Telephone Number:

Name(s):
         (Please Print)                         Aggregate Principal Amount
                                                Represented by Certificate(s):  $
Capacity (full title), if signing in a
fiduciary or representative capacity):          IF TENDERED OLD NOTES WILL BE DELIVERED
                                                BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST
Address:                                        COMPANY ("DTC") ACCOUNT NO. AND TRANSACTION CODE NUMBER
                (Including Zip Code)            (IF AVAILABLE):


Taxpayer Identification or
Social Security No.:
                                                 Account No.
                                                 Transaction Number
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                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

          The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, as well as the certificate(s) representing all tendered Old Notes in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer - Book-Entry Transfer" and any other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.




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Name of Eligible Institution:                                                       Authorized Signature
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Address:                                                                        Name:
                                                                                Title:
Area Code and Telephone No:                                                     Date:
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          NOTE:   DO  NOT SEND OLD NOTES WITH THIS NOTICE.  ACTUAL SURRENDER OF
OLD NOTES MUST BE MADE  PURSUANT  TO,  AND  BE  ACCOMPANIED  BY,  THE LETTER OF
TRANSMITTAL.



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